UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2023

IQVIA HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35907	27-1341991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 Ellis Road
Durham, North Carolina 27703
(Address of principal executive offices)

Registrant’s telephone number, including area code: (919) 998-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.01 per share	“IQV”	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 18, 2023, IQVIA Holdings Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders and approved a proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to provide stockholders representing at least 25% or more of the Company’s outstanding common stock the right to request a special meeting of stockholders (a “Special Meeting Right”). The amendment to the Charter became effective upon the filing of an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on April 18, 2023.

The Board previously approved a corresponding amendment to the Company’s Amended and Restated Bylaws (the “Bylaws”), subject to stockholder approval of the proposal to provide a Special Meeting Right. The Bylaws of the Company became effective on April 18, 2023.

The foregoing description of the amendments to the Charter and the Bylaws is not complete and is qualified in its entirety by reference to the Amended and Restated Certificate of Incorporation effective as of April 18, 2023 and the Amended and Restated Bylaws effective as of April 18, 2023, which are filed as Exhibit 3.1 and Exhibit 3.2 hereto, respectively, and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

As discussed under Item 5.03 of this Current Report on Form 8-K, on April 18, 2023, the Company held its 2023 Annual Meeting of Stockholders. As of February 17, 2023, the record date for the meeting, there were 186,141,208 shares of the Company’s common stock outstanding and entitled to vote on all matters.  At the meeting, stockholders voted on the following proposals:

Proposal No. 1 – The following nominees were elected by majority vote to serve on the Board of Directors for one-year terms based upon the following votes:

	For	Against	Abstain	Broker Non-Votes
Carol J. Burt	150,718,481	8,516,745	70,087	6,635,524
Colleen A. Goggins	142,947,094	16,288,708	69,511	6,635,524
Sheila A. Stamps	153,090,496	6,145,238	69,579	6,635,524

Proposal No. 2 – An advisory (non-binding) vote to approve the 2022 compensation of the Company’s named executive officers received the following votes:

For	Against	Abstain	Broker Non-Votes
126,672,483	32,526,896	105,934	6,635,524

Proposal No. 3 – The Company’s proposal to approve an amendment to the Charter to provide a Special Meeting Right was approved by stockholders based upon the following votes:

For	Against	Abstain	Broker Non-Votes
141,139,003	5,721,441	12,444,869	6,635,524

Proposal No. 4 – An advisory (non-binding) stockholder proposal vote concerning special stockholder meetings received the following votes:

For	Against	Abstain	Broker Non-Votes
77,091,008	81,643,308	570,997	6,635,524

Proposal No. 5 – An advisory (non-binding) stockholder proposal vote for separate Chairman and Chief Executive Officer roles received the following votes:

For	Against	Abstain	Broker Non-Votes
54,282,603	104,922,150	100,560	6,635,524

Proposal No. 6 – The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023 was ratified based upon the following votes:

For	Against	Abstain	Broker Non-Votes
155,066,495	10,809,845	64,497	0

Item 9.01	Financial Statements and Exhibits

(d) Exhibits
Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of IQVIA Holdings Inc., effective April 18, 2023.
3.2	Amended and Restated Bylaws of IQVIA Holdings Inc., effective April 18, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 18, 2023
IQVIA HOLDINGS INC.

By:	/s/ Eric M. Sherbet
Eric M. Sherbet
Executive Vice President, General Counsel and Secretary